Exhibit 99.1

Press Release
General Inquiries: (713) 783-8000 www.sanchezmidstream.com

Sanchez Midstream Partners Reports

Third-Quarter 2019 Financial Results

HOUSTON--(GLOBE NEWSWIRE)--Nov. 12, 2019--Sanchez Midstream Partners LP (NYSE American: SNMP) (“SNMP” or the “Partnership”) today reported third-quarter 2019 results. Highlights from the report include:

•	Third-quarter 2019 net loss of $6.8 million, compared to net income of $3.9 million for second-quarter 2019 and net income of $0.4 million for third-quarter 2018;
•	Third-quarter 2019 Adjusted EBITDA (a non-GAAP financial measure) of $17.4 million, compared to Adjusted EBITDA of $17.5 million for second-quarter 2019 and $18.4 million for third-quarter 2018; and
•	The Partnership has reduced debt by $28 million (15.2 percent) since Sept. 30, 2018.

FINANCIAL RESULTS

The Partnership’s third-quarter 2019 revenues totaled $20.9 million, of which $15.9 million came from the midstream activities of Western Catarina Midstream and the Seco Pipeline. The balance of the Partnership’s third-quarter 2019 revenues came from production activities ($4.1 million, which includes a gain on hedge settlements of $0.3 million) and a gain on mark-to-market activities (approximately $1.0 million), which is a non-cash item.

Earnings from Carnero G&P LLC (the “Carnero JV”) totaled $0.8 million for third-quarter 2019. The Partnership received a cash distribution of approximately $4.9 million from the Carnero JV in November 2019 related to third-quarter 2019 activity.

On a GAAP basis, the Partnership reported a net loss of $6.8 million for third-quarter 2019, compared to net income of $3.9 million for second-quarter 2019 and net income of $0.4 million for third-quarter 2018.

Adjusted EBITDA was approximately $17.4 million for third-quarter 2019, compared to Adjusted EBITDA of $17.5 million for second-quarter 2019 and $18.4 million for third-quarter 2018. Adjusted EBITDA is a non-GAAP financial measure that is defined below and reconciled in a table included with this press release.

LIQUIDITY AND CREDIT FACILITY UPDATE

The Partnership had approximately $4.6 million in cash and cash equivalents as of Sept. 30, 2019.

As of Sept. 30, 2019, the Partnership had $162.0 million in debt outstanding under its credit facility, which has a current borrowing base of $282.0 million and an elected commitment amount of $210.0 million. The Partnership made principal payments totaling $6.0 million in October 2019, resulting in $156.0 million in debt outstanding under the credit facility as of Nov. 12, 2019.

Since Sept. 30, 2018, the Partnership has reduced its debt outstanding by $28.0 million (15.2 percent), from $184.0 million to $156.0 million.

COMMON UNITS

The Partnership had 20,088,015 common units issued and outstanding as of Nov. 12, 2019.

CLASS C DISTRIBUTIONS

As required by the Third Amended and Restated Agreement of Limited Partnership of the Partnership, if a quarterly distribution on the Partnership’s Class C preferred units cannot be paid in cash, it must be paid 100 percent in Class C Preferred PIK Units.  Accordingly, on Oct. 30, 2019 the Partnership declared a third-quarter 2019 distribution to the holders of its Class C preferred units consisting of 1,007,820 Class C Preferred PIK Units payable on Nov. 29, 2019 to holders of record on Nov. 20, 2019.

ABOUT THE PARTNERSHIP

Sanchez Midstream Partners LP (NYSE American: SNMP) is a growth-oriented publicly-traded limited partnership focused on the acquisition, development, ownership and operation of midstream and other energy-related assets in North America. The Partnership has ownership stakes in oil and natural gas gathering systems, natural gas pipelines and natural gas processing facilities, all located in the Western Eagle Ford in South Texas.

ADDITIONAL INFORMATION

Additional information about SNMP can be found in our documents on file with the SEC which are available on our website at www.sanchezmidstream.com  and on the SEC’s website at www.sec.gov.

NON-GAAP FINANCIAL MEASURES

To supplement our financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), we use Adjusted EBITDA, a non-GAAP financial measure, in this press release. We believe that non-GAAP financial measures are helpful in understanding our past financial performance and potential future results, particularly in light of the effect of various transactions affected by us. We define Adjusted EBITDA as net income (loss) adjusted by: (i) interest (income) expense, net, which includes interest expense, interest expense net (gain) loss on interest rate derivative contracts, and interest (income); (ii) income tax expense (benefit); (iii) depreciation, depletion and amortization; (iv) asset impairments; (v) accretion expense; (vi) (gain) loss on sale of assets; (vii) unit-based compensation expense; (viii) unit-based asset management fees; (ix) distributions in excess of equity earnings; (x) (gain) loss on mark-to-market activities; (xi) commodity derivatives settled early; (xii) (gain) loss on embedded derivatives; and (xiii) acquisition and divestiture costs.

Adjusted EBITDA is used as a quantitative standard by our management and by external users of our financial statements such as investors, research analysts, our lenders and others to assess: (i) the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; (ii) the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; and (iii) our operating performance and return on capital as compared to those of other companies in our industry, without regard to financing or capital structure.

We believe that the presentation of Adjusted EBITDA provides useful information to investors in assessing our financial condition and results of operations. The GAAP measure most directly comparable to Adjusted EBITDA is net income (loss). Our non-GAAP financial measure of Adjusted EBITDA should not be considered as an alternative to GAAP net income (loss). Adjusted EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect net income (loss). Adjusted EBITDA should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA may be defined differently by other companies in our industry, our definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

For a reconciliation of Adjusted EBITDA to net income (loss), the most comparable GAAP financial metric, please see the tables below.

Forward-Looking Statements

This press release contains, and the officers and representatives of the Partnership and its general partner may from time to time make, statements that are considered “forward–looking statements” as defined by the SEC. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our business strategy; the ability of our customers to meet their drilling and development plans on a timely basis, or at all, and perform under gathering, processing and other agreements; our financing strategy; our acquisition strategy; our ability to make, maintain and grow distributions; our future operating results; the ability of our partners to perform under our joint ventures and partnerships; our future capital expenditures; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this press release, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology.

The forward-looking statements contained in this press release are largely based on our expectations, which reflect estimates and assumptions made by the management of our general partner. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Important factors that could cause our actual results to differ materially from the expectations listed in the forward-looking statements include, among others: our ability to successfully execute our business, acquisition and financing strategies; the ability of our customers to meet their drilling and development plans on a timely basis, or at all, and perform under gathering, processing and other agreements; the creditworthiness and performance of our counterparties, including financial institutions, operating partners, customers and other counterparties; our ability to grow enterprise value; the ability of our partners to perform under our joint ventures and partnerships; the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities; our ability to utilize the services, personnel and other assets of the sole member of our general partner (“Manager”) pursuant to a services agreement; Manager’s ability to retain personnel to perform its obligations under its shared services agreement with Sanchez Oil & Gas Corporation; our ability to access the credit and capital markets to obtain financing on terms we deem acceptable, if at all, and to otherwise satisfy our capital expenditure requirements; the timing and extent of changes in prices for, and demand for, natural gas, natural gas liquids and oil; our ability to successfully execute our hedging strategy and the resulting realized prices therefrom; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may, therefore, be imprecise; and other factors described in our most recent Annual Report on Form 10-K and any updates to those risk factors set forth in our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. Our filings with the SEC are available on our website at www.sanchezmidstream.com  and on the SEC’s website at www.sec.gov.

Management cautions all readers that the forward-looking statements contained in this press release are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in forward-looking statements. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

PARTNERSHIP CONTACT

Charles C. Ward

Chief Financial Officer

ir@sanchezmidstream.com

(877) 847-0009

Sanchez Midstream Partners LP

Operating Statistics

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Gathering and Transportation Throughput:

Seco Pipeline
Natural gas (MMcf)	—	1,475	692	12,381

Western Catarina Midstream
Oil (MBbls)	890	1,180	3,224	3,301
Oil (MBbls/d)	10	13	12	12
Natural gas (MMcf)	11,249	14,271	37,952	42,070
Natural gas (MMcf/d)	122	155	139	154

Net Production in MBoe:

Total production (MBoe)	85	98	236	357
Average daily production (Boe/d)	924	1,065	864	1,308

Average Sales Price per Boe:

Net realized price, including hedges (1)	$ 48.32	$ 53.60	$ 49.72	$ 47.34
Net realized price, excluding hedges (2)	$ 44.81	$ 59.72	$ 46.89	$ 51.11

(1)	Excludes impact of mark-to-market gains (losses).
(2)	Excludes the impact of all hedging gains (losses).

Sanchez Midstream Partners LP

Condensed Consolidated Statements of Operations

			Three Months	Three Months
	Three Months Ended		Ended	Ended	Nine Months Ended
	September 30,		March 31,	June 30,	September 30,
	2019	2018	2019	2019	2019	2018

	($ in thousands, except per unit amounts)

Oil, liquids, and gas sales	$ 4,107	$ 5,853	$ 4,384	$ 3,242	$ 11,733	$ 18,245
Gathering and transportation sales	1,720	1,582	1,683	1,702	5,105	4,931
Gathering and transportation lease revenues	14,135	13,148	16,257	15,969	46,361	38,634
Gain (loss) on mark-to-market activities	954	(2,431)	(4,834)	942	(2,938)	(8,083)
Total revenues	20,916	18,152	17,490	21,855	60,261	53,727

Operating expenses:
Lease operating expenses	2,105	1,905	1,715	2,065	5,885	5,883
Transportation operating expenses	2,752	3,061	2,676	3,048	8,476	8,979
Production taxes	165	292	183	141	489	901
General and administrative	4,317	5,109	4,749	4,171	13,237	17,193
Unit-based compensation expense	271	155	635	175	1,081	2,940
Gain on sale of assets	—	(238)	—	—	—	(2,626)
Depreciation, depletion and amortization	6,441	6,507	6,429	6,174	19,044	19,680
Accretion expense	132	123	133	126	391	372
Total operating expenses	16,183	16,914	16,520	15,900	48,603	53,322

Other (income) expense:
Interest expense, net	12,141	2,786	2,786	2,814	17,741	8,165
Earnings from equity investments	(780)	(2,313)	(1,442)	(791)	(3,013)	(9,696)
Other (income) expense	(31)	352	(46)	(21)	(98)	1,876
Total expenses, net	27,513	17,739	17,818	17,902	63,233	53,667
Income (loss) before income taxes	(6,597)	413	(328)	3,953	(2,972)	60
Income tax expense	213	—	46	76	335	—
Net income (loss)	(6,810)	413	(374)	3,877	(3,307)	60
Less:
Preferred unit paid-in-kind distributions	(3,804)	—	—	(10,605)	(14,409)	(3,500)
Preferred unit distributions	—	(8,838)	(8,838)	—	(8,838)	(24,588)
Preferred unit amortization	(266)	(608)	(697)	(745)	(1,708)	(1,707)
Deemed distribution	103,773	—	—	—	103,773	—
Net income (loss) attributable to common unitholders - Basic	92,893	(9,033)	(9,909)	(7,473)	75,511	(29,735)
Mark-to-market on warrant	3,097	—	—	—	3,097	—
Net income (loss) attributable to common unitholders - Diluted	95,990	(9,033)	(9,909)	(7,473)	78,608	(29,735)

Adjusted EBITDA (1)	$ 17,404	$ 18,355	$ 18,554	$ 17,519	$ 53,477	$ 54,534

Net loss per unit
Common units - Basic	$ 4.99	$ (0.59)	$ (0.73)	$ (0.42)	$ 4.31	$ (1.97)
Common units - Diluted	$ 4.54	$ (0.59)	$ (0.73)	$ (0.42)	$ 4.13	$ (1.97)
Weighted Average Units Outstanding
Common units - Basic	18,617,385	15,398,453	16,173,858	17,684,563	17,500,886	15,114,671
Common units -Diluted	21,141,065	15,398,453	16,173,858	17,684,563	19,011,877	15,114,671

(1)	Adjusted EBITDA is a non-GAAP financial measure. For more information, see the NON-GAAP FINANCIAL MEASURES section of this press release.

Sanchez Midstream Partners LP

Condensed Consolidated Balance Sheets

	September 30,	December 31,
	2019	2018

	($ in thousands)

Current assets	$ 14,054	$ 13,886
Midstream and production assets, net	190,214	198,334
Other assets	254,457	274,465
Total assets	$ 458,725	$ 486,685

Current liabilities	$ 10,269	$ 10,809
Current liabilities - short-term debt, net of debt issuance costs	161,245	—
Long-term debt, net of debt issuance costs	—	178,582
Class C preferred units	262,113	—
Other long-term liabilities	13,333	12,057
Total liabilities	446,960	201,448

Mezzanine equity	—	349,857

Partners' capital (deficit)	11,765	(64,620)
Total partners' capital (deficit)	11,765	(64,620)
Total liabilities and partners' capital	$ 458,725	$ 486,685

Sanchez Midstream Partners LP

Reconciliation of Net Income (Loss) to Adjusted EBITDA

			Three Months	Three Months
	Three Months Ended		Ended	Ended	Nine Months Ended
	September 30,		March 31,	June 30,	September 30,
	2019	2018	2019	2019	2019	2018

	($ in thousands)

Net income (loss)	$ (6,810)	$ 413	$ (374)	$ 3,877	$ (3,307)	$ 60
Adjusted by:
Interest expense, net	12,141	2,786	2,786	2,814	17,741	8,165
Income tax expense	213	—	46	76	335	—
Depreciation, depletion and amortization	6,441	6,507	6,429	6,174	19,044	19,680
Accretion expense	132	123	133	126	391	372
Gain on sale of assets	—	(238)	—	—	—	(2,626)
Unit-based compensation expense	271	155	635	175	1,081	2,940
Unit-based asset management fees	1,922	2,365	2,032	1,839	5,793	7,291
Distributions in excess of equity earnings	4,079	4,061	2,064	3,412	9,555	8,258
(Gain) loss on mark-to-market activities	(985)	2,183	4,803	(974)	2,844	8,614
Acquisition and divestiture costs	—	—	—	—	—	1,780
Adjusted EBITDA (1)	$ 17,404	$ 18,355	$ 18,554	$ 17,519	$ 53,477	$ 54,534

(1)	Adjusted EBITDA is a non-GAAP financial measure. For more information, see the NON-GAAP FINANCIAL MEASURES section of this press release.